UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 7, 2017 (November 21, 2016)

HARTMAN SHORT TERM INCOME PROPERTIES XX, INC.

(Exact name of registrant as specified in charter)

Maryland	333-185336	26-3455189
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

2909 Hillcroft, Suite 420, Houston, Texas		77057
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (713) 467-2222

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule #14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits.

On December 29, 2016, Hartman Short Term Income Properties XX, Inc. (the “Company”) filed a Current Report on Form 8-K reporting the Company’s acquisition of a commercial office property, located in Dallas, Texas, commonly known as Three Forest Plaza (the “Three Forest Plaza Property”) on December 22, 2016.  The Company is filing this Current Report on Form 8-K/A in order to amend the Current Report on Form 8-K filed on December 29, 2016 to provide the required financial information related to the Company’s acquisition of the Three Forest Plaza Property.

(a)

Financial Statements of Business Acquired.

Three Forest Plaza Property

Report of Independent Registered Public Accounting Firm.

Statements of Revenues Over Certain Operating Expenses for the Nine Months Ended September 30, 2016

(unaudited) and the Year Ended December 31, 2015.

Notes to the Statements of Revenues Over Certain Operating Expenses.

(b)

 Pro Forma Financial Information

Hartman Short Term Income Properties XX, Inc. and Subsidiaries

Summary of Unaudited Pro Forma Consolidated Financial Statements.

Unaudited Pro Forma Consolidated Statement of Operations for the Nine Months Ended September 30, 2016.

Notes to the Unaudited Pro Forma Consolidated Statement of Operations for the Nine Months Ended September 30, 2016.

Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2015.

Notes to the Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2015.

(c)

Shell Company Transactions

Not applicable

(d)

Exhibits

None

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders

of Hartman Short Term Income Properties XX, Inc. (the “Company”)

We have audited the accompanying statement of revenues over certain operating expenses (the Historical Summary) of Three Forest Plaza for the year ended December 31, 2015. The Historical Summary is the responsibility of the Three Forest Plaza property’s management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in this Form 8-K/A of Hartman Short Term Income Properties XX, Inc.) as described in Note 2 to the Historical Summary and is not intended to be a complete presentation of Three Forest Plaza’s revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the revenues over certain operating expenses of Three Forest Plaza for the year ended December 31, 2015 in conformity with accounting principles generally accepted in the United States of America.

/s/ WEAVER AND TIDWELL, L.L.P.

Houston, Texas

March 7, 2017

THREE FOREST PLAZA
STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES

	Nine Months Ended September 30, 2016	Year Ended December 31, 2015
	(Unaudited)
Revenues:
Rental income	$ 4,209,795	$ 4,841,820
Tenant reimbursements and other	361,331	585,694

Total revenues	$ 4,571,126	$ 5,427,514

Certain operating expenses:
Operating, maintenance and management	$ 1,475,744	$ 1,928,761
Real estate taxes and insurance	647,089	866,414
General and administrative expenses	168,546	182,455

Total certain operating expenses	$ 2,291,379	$ 2,977,630

Revenues over certain operating expenses	$ 2,279,747	$ 2,449,884

See accompanying notes to statements of revenues over certain operating expenses.

THREE FOREST PLAZA

NOTES TO STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES

1.  DESCRIPTION OF REAL ESTATE PROPERTY

On December 22, 2016, Hartman Short Term Income Properties XX, Inc. (the “Company”) through Hartman Three Forest Plaza, LLC (“Three Forest Plaza LLC”), a wholly-owned subsidiary of Hartman XX Limited Partnership, the Company’s operating partnership, acquired a fee simple interest in a 19 story suburban office building comprising approximately 366,549 square feet and located in Dallas, Texas.  The property is commonly referred to as Three Forest Plaza.

Three Forest Plaza was built in 1983.  As of December 22, 2016, Three Forest Plaza is 74% occupied by 41 tenants, including four roof-top tenants.

Three Forest Plaza was acquired from Massachusetts Mutual Life Insurance Company for a purchase price, as amended, of $35,655,000, exclusive of closing costs.  Three Forest Plaza LLC financed the payment of the purchase price for the Three Forest Plaza property with proceeds from the Company’s public offering and mortgage loan proceeds from a bank.

An acquisition fee of approximately $891,375 was earned by Hartman Advisors LLC, our affiliated external advisor, in connection with the purchase of Three Forest Plaza.

One tenant, as of December 31, 2015, occupied more than 10% of Three Forest Plaza.  Weaver and Tidwell, LLP occupies approximately 51,947 square feet or 14.2% of the rentable square feet at the Three Forest Plaza property.  Together with Weaver and Tidwell, LLP, QRX Medical Management, Huselton, Morgan & Maultsby, PC, US Oncology, Inc. and Beaird Harris & Co., PC, occupy approximately 126,184 square feet or 34.4% of the rentable square feet of the Three Forest Plaza property.

2.  BASIS OF PRESENTATION

The accompanying Statements of Revenues over Certain Operating Expenses (the “Historical Summary”) has been prepared for the purpose of complying with Rule 3-14 of Regulation S-X, promulgated by the Securities and Exchange Commission, and is not intended to be a complete presentation of Three Forest Plaza’s revenues and expenses.  The Historical Summary has been prepared on the accrual basis of accounting and requires management to make estimates and assumptions that affect the reported amounts of the revenue and certain operating expenses during the reporting period.  Excluded items include interest, depreciation and amortization, and certain general and administrative expenses. Actual results may differ from those estimates.

The Historical Summary for the nine months ended September 30, 2016 and the year ended December 31, 2015 have been prepared in accordance with accounting principles generally accepted in the United States; however, they do not include all of the information and footnotes required for complete financial statements.  In the opinion of management, all adjustments (consisting of normal recurring adjustments) considered necessary for a fair presentation have been included.  Three Forest Plaza is owned by Hartman Three Forest Plaza LLC.  For the period from December 22, 2016, the date Three Forest Plaza was acquired, to December 31, 2016, Three Forest Plaza LLC will be reported as a consolidated subsidiary of the Company.

3.  SIGNIFICANT ACCOUNTING POLICIES

Revenue

Leases are accounted for as operating leases and minimum rental income is recognized as due under the terms of the respective leases.  Certain leases provide for tenant occupancy during periods for which no rent is due and/or for increases or decreases in the minimum lease payments over the term of the leases.  Rental income is recognized on a straight-line basis over the terms of the individual leases.  Revenue recognition under a lease begins when the tenant takes possession of or controls the physical use of the leased space.  Cost recoveries from tenants are included in tenant reimbursements and other revenues in the period the related costs are incurred.

THREE FOREST PLAZA

NOTES TO STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES

Certain Operating Expenses

Certain operating expenses include those expenses expected to be comparable to the proposed future operations of Three Forest Plaza.  Repairs and maintenance are charged to operations as incurred.  Expenses such as depreciation and amortization are excluded from the accompanying Historical Summary.

4.  FUTURE MINIMUM LEASE INCOME

The weighted average remaining lease terms for the tenant occupying Three Forest Plaza was approximately four years as of December 31, 2015.  Minimum rents to be received from the tenant under non-cancellable operating leases, exclusive of tenant expense reimbursements, as of December 31, 2015 were as follows:

Years ending December 31,	Minimum Future Rents
2016	4,612,061
2017	5,093,809
2018	4,307,065
2019	2,727,499
2020	2,600,031
Thereafter	6,447,923
Total	$25,788,418

One tenant, as of December 31, 2015, occupied more than 10% of Three Forest Plaza.  Weaver and Tidwell, LLP occupies approximately 51,947 square feet or 14.2% of the rentable square feet at the Three Forest Plaza property.

5.  COMMITMENTS AND CONTINGENCIES

Litigation

Three Forest Plaza LLC may be subject to legal claims in the ordinary course of business as a property owner.  The Company believes that the ultimate settlement of any potential claims will not have a material impact on Three Forest Plaza’s results of operations.

Environmental Matters

In connection with the ownership and operation of real estate, Three Forest Plaza LLC may be potentially liable for costs and damages related to environmental matters.  Three Forest Plaza LLC has not been notified by any governmental authority of any non-compliance, liability, or other claim, and the Company is not aware of any other environmental condition that they believe will have a material adverse effect on Three Forest Plaza’s results of operations.

HARTMAN SHORT TERM INCOME PROPERTIES XX, INC. AND SUBSIDIARIES

SUMMARY OF UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

On December 22, 2016, Hartman Short Term Income Properties XX, Inc. (the “Company”) through Hartman Three Forest Plaza, LLC (“Three Forest Plaza LLC”), a wholly-owned subsidiary of Hartman XX Limited Partnership, the Company’s operating partnership, acquired a fee simple interest in a 19 story suburban office building comprising approximately 366,549 square feet and located in Dallas, Texas.  Three Forest Plaza was acquired from Massachusetts Mutual Life Insurance Company for a purchase price, as amended, of $35,655,000, exclusive of closing costs.  Three Forest Plaza LLC funded the purchase price for the Three Forest Plaza property with proceeds from the Company’s public offering and a mortgage loan of $17,827,500 secured by the Three Forest Plaza property.

The following unaudited pro forma information should be read in conjunction with the audited consolidated financial statements of the Company as of December 31, 2015 and the notes thereto contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015 filed with the SEC on March 30, 2016, and the unaudited consolidated financial statements of the Company as of September 30, 2016 and the notes thereto contained in the Company’s Quarterly Report on Form 10-Q for the nine months ended September 30, 2016 as filed with the SEC on November 14, 2016.

The following unaudited pro forma consolidated statements of operations for the year ended December 31, 2015 and for the nine months ended September 30, 2016, have been prepared to give effect to the acquisition of Three Forest Plaza, based on the revenues and certain operating expenses presented in the Historical Summary, as if the acquisition occurred on January 1, 2015.  In the opinion of management, no other pro forma adjustments are required.

These unaudited pro forma consolidated financial statements of operations are prepared for information purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the acquisition of Three Forest Plaza occurred on January 1, 2015.

HARTMAN SHORT TERM INCOME PROPERTIES XX, INC.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the Nine Months Ended September 30, 2016
(in thousands, except per share data)
		Pro Forma Adjustments
	Hartman Short Term Income Properties XX, Inc. (a)	Three Forest Plaza (b)	Adjustments and eliminations		Pro Forma Total
Revenues
Rental revenues	$ 24,473	$ 4,210	$ -		$ 28,683
Tenant reimbursements and other revenues	3,855	361	-		4,216
Total revenues	28,328	4,571	-		32,899

Expenses
Property operating expenses	9,756	1,476	-		11,232
Asset management and acquisition fees	1,593	-	201	(c)	1,794
Organization and offering costs	(44)	-	-		(44)
Real estate taxes and insurance	3,612	647	-		4,259
Depreciation and amortization	16,492	-	2,720	(d)	19,212
General and administrative	1,785	168	-		1,953
Interest and dividend income	(704)	-	-		(704)
Interest expense	2,649	-	436	(e)	3,085
Total expenses	35,139	2,291	3,357		40,787
Net (loss) income	$ (6,811)	$ 2,280	$ (3,357)		$ (7,888)
Basic and diluted loss per common share:
Net loss attributable to common stockholders	$ (0.40)				$ (0.46)
Weighted average number of common shares outstanding, basic and diluted	17,076				17,076

See accompanying notes to unaudited pro forma consolidated statement of operations.

HARTMAN SHORT TERM INCOME PROPERTIES XX, INC.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

a)

Historical financial information for the nine months ended September 30, 2016 is derived from the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2016.

b)

Represents items of revenue and certain operating expenses for Three Forest Plaza for the nine months ended September 30, 2016, as if the Company owned Three Forest Plaza effective January 1, 2015.

c)

Represents pro forma asset management fees payable to Hartman Advisors LLC, at the rate of 0.75% per annum multiplied by the $35,655,000 acquisition cost.

d)

Pro forma depreciation and amortization expense are based on the Company’s initial purchase price allocation.  The Company’s actual final purchase price allocation may be different.

e)

Pro forma interest expense assumes the $17,827,500 acquisition indebtedness incurred in connection with Three Forest Plaza purchase was effective January 1, 2015 with an annual interest only rate of 3.261% per annum.  The rate is calculated with average of LIBOR 9 months’ 1-month rates in 2016, plus 2.8%.

HARTMAN SHORT TERM INCOME PROPERTIES XX, INC.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2015
(in thousands, except per share data)
		Pro Forma Adjustments
	Hartman Short Term Income Properties XX, Inc. (a)	Three Forest Plaza (b)	Adjustments and eliminations		Pro Forma Total
Revenues
Rental revenues	$ 22,353	$ 4,842	$ -		$ 27,195
Tenant reimbursements and other revenues	3,851	586	-		4,437
Total revenues	26,204	5,428	-		31,632

Expenses
Property operating expenses	7,593	1,929	-		9,522
Asset management and acquisition fees	2,764	-	1,159	(c)	3,923
Organization and offering costs	963	-	-		963
Real estate taxes and insurance	4,080	866	-		4,946
Depreciation and amortization	14,480	-	3,627	(d)	18,107
General and administrative	1,419	183	-		1,602
Interest expense	3,393	-	535	(e)	3,928
Total expenses	34,692	2,978	5,321		42,991
Net (loss) income	$ (8,488)	$ 2,450	$ (5,321)		$ (11,359)
Basic and diluted loss per common share:
Net loss attributable to common stockholders	$ (0.79)				$ (1.06)
Weighted average number of common shares outstanding, basic and diluted	10,734				10,734

See accompanying notes to unaudited pro forma consolidated statement of operations.

HARTMAN SHORT TERM INCOME PROPERTIES XX, INC.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

(a)

Historical financial information for the year ended December 31, 2015 is derived from the Company’s Annual Report on Form 10-K for the year ended December 31, 2015.

(b)

Represents items of revenue and certain operating expenses for Three Forest Plaza for the year ended December 31, 2015, as if the Company acquired Three Forest Plaza effective January 1, 2015.

(c)

Pro forma asset management and acquisition fees payable to Hartman Advisors LLC, represent (i) asset management fees at the rate of 0.75% per annum multiplied by the $35,655,000 acquisition cost, and (ii) an acquisition fee (applicable only in the year the property is acquired or assumed to be acquired) of 2.50% multiplied by the acquisition cost of $35,655,000.

(d)

Pro forma depreciation and amortization expense are based on the Company’s initial purchase price allocation.  The Company’s actual final purchase price allocation may be different.

(e)

Pro forma interest expense assumes the $17,827,500 acquisition indebtedness incurred in connection with Three Forest Plaza purchase was effective January 1, 2015 with an annual interest rate of 3.001% per annum.  The rate is calculated with average of LIBOR 12 months’ 1-month rates in 2015, plus 2.8%.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HARTMAN SHORT TERM INCOME PROPERTIES XX, INC.

(Registrant)

Date: March 7, 2017

By:  /s/ Louis T. Fox, III

Louis T. Fox, III

Chief Financial Officer